AMERITAS LIFE INSURANCE CORP.
                               ("Ameritas Life")

                    AMERITAS VARIABLE SEPARATE ACCOUNT VA-2
                      AMERITAS VARIABLE SEPRATE ACCOUNT V
                             ("Separate Accounts")

                                 Supplement to:
                  OVERTURE ANNUITY, OVERTURE ANNUITY III-Plus,
                   CORPORATE BENEFIT VUL, OVERTURE APPLAUSE!,
           OVERTURE APPLAUSE! II, OVERTURE BRAVO!, OVERTURE ENCORE!,
                   OVERTURE LIFE SPVUL, and OVERTURE VIVA!(SM)
                         Prospectuses Dated May 1, 2007

                      OVERTURE OVATION! and PROTECTOR hVUL
                         Prospectuses Dated May 1, 2008

                   OVERTURE ANNUITY II, OVERTURE ANNUITY III,
                 OVERTURE ACCENT!(R), and OVERTURE ACCLAIM!(R)
                      Prospectuses Dated September 1, 2009

                  Overture Medley(R) and Excel Performance VUL
                         Prospectuses Dated May 1, 2010

                               and Supplement to
                    Ameritas Variable Separate Account VA-2
                      Ameritas Variable Separate Account V
             Statements of Additional Information Dated May 1, 2010

                         Supplement Dated July 12, 2010


This supplement amends certain disclosures contained in the above-referenced prospectuses and Statements of Additional Information ("SAI"). Please keep this supplement together with your prospectus and SAI for future reference.

Effective as of July 1, 2010, Summit Investment Advisors, Inc. ("SIA") is responsible for the day-to-day management of certain Calvert Variable Products, Inc. Portfolios and has assumed all of the rights and obligations of Summit Investment Partners, Inc. ("SIP") under the Investment Subadvisory Agreement between SIP and Calvert Asset Management Company, Inc., the Advisor to the Portfolios, dated December 12, 2008. This change is the result of an internal corporate reorganization. Due to the common ownership, management and control of SIA and SIP this change does not constitute an "assignment" under the Investment Company Act of 1940 or the Investment Advisers Act of 1940. SIA is an indirect subsidiary of UNIFI Mutual Holding Company, the ultimate parent of Ameritas Life.

Accordingly, as of July 1, 2010, all funds that were previously sub-advised by SIP are now sub-advised by SIA. Therefore, all references to SIP are changed to read SIA in the INVESTMENT OPTIONS section of your prospectus, as well as the Asset Allocation Program section of the SAI.

All other provisions of your Policy remain as stated in your Policy, prospectus and SAI, as previously amended.

This supplement should be retained with the current prospectus and SAI for your variable Policy issued by Ameritas Life Insurance Corp.
         If you do not have a current prospectus or SAI, please contact
                        Ameritas Life at 1-800-745-1112.